                                                                   EXHIBIT 99.e7

                     AMENDMENT NO. 6 TO AMENDED AND RESTATED
                             DISTRIBUTION AGREEMENT

     THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT is made as of the  30th  day of  September  2004,  by and  between  each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such  Schedule  A,  together  with all other open end  management investment companies subsequently established and made subject to this Agreement in accordance  with Section 11 (the "Issuers") and American  Century  Investment
Services, Inc.  ("Distributor").  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

     WHEREAS,  the Issuers and  Distributor are parties to a certain Amended and
Restated Distribution Agreement dated September 3, 2002 and amended December 31,
2002,  August 29, 2003,  February 27, 2004,  May 1, 2004 and August 1, 2004 (the
"Distribution Agreement"); and

     WHEREAS, American Century Strategic Asset Allocations, Inc. has added A and
B classes of shares for the Strategic Allocation:  Aggressive Fund and Strategic
Allocation:  Moderate  Fund and A, B and C classes of shares  for the  Strategic
Allocation: Conservative Fund; and

     WHERAS,  Distributor  and  Issuers  now  desire to amend  the  Distribution
Agreement to reflect these changes;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1.  Schedules A, B, C, D, E, F, G, H, I, J, K, L and M to the  Distribution
Agreement are hereby  amended by deleting the text thereof in their entirety and inserting in lieu  therefor the Schedules A, B, C, D, E, F, G, H, I, J, K, L and
M attached hereto.

     2. After the date hereof,  all  references  to the  Distribution  Agreement shall be deemed to mean the  Distribution  Agreement,  as amended to-date and as amended by this Amendment No. 6.

     3. In the event of a conflict between the terms of this Amendment No. 6 and the Distribution  Agreement, as amended, it is the intention of the parties that the terms of this Amendment No. 6 shall control and the Distribution  Agreement, as amended,  shall be interpreted on that basis. To the extent the provisions of the  Distribution  Agreement  have not been amended by this Amendment No. 6, the parties hereby confirm and ratify the Distribution Agreement.

     4. This Amendment No. 6 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

                                       1

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 6 as of the date first above written.

                                AMERICAN CENTURY INVESTMENT SERVICES, INC.

                                By:  /s/ David C. Tucker
                                     ---------------------------------------
                                Name: David C. Tucker
                                Title:  Senior Vice President

                                AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                     MUNICIPAL FUNDS
                                AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                AMERICAN CENTURY INVESTMENT TRUST
                                AMERICAN CENTURY MUNICIPAL TRUST
                                AMERICAN CENTURY MUTUAL FUNDS, INC.
                                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                                AMERICAN CENTURY STRATEGIC ASSET
                                    ALLOCATIONS, INC.
                                AMERICAN CENTURY TARGET MATURITIES TRUST
                                AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                                AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                By:   /s/ Charles A. Etherington
                                      ---------------------------------------
                                Name:   Charles A. Etherington
                                Title:  Vice President

                                       2

                                   SCHEDULE A

           COMPANIES AND FUNDS COVERED BY THIS DISTRIBUTION AGREEMENT

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                         March 13, 2000
>>California Tax-Free Money Market Fund                        March 13, 2000
>>California Limited-Term Tax-Free Fund                        March 13, 2000
>>California Intermediate-Term Tax-Free Fund                   March 13, 2000
>>California Long-Term Tax-Free Fund                           March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                           March 13, 2000
>>Real Estate Fund                                             March 13, 2000
>>Value Fund                                                   March 13, 2000
>>Small Cap Value Fund                                         March 13, 2000
>>Equity Index Fund                                            March 13, 2000
>>Large Company Value Fund                                     March 13, 2000
>>Mid Cap Value Fund                                           February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Government Bond Fund (formerly Long-Term Treasury Fund)      March 13, 2000
>>Government Agency Money Market Fund                          March 13, 2000
>>Short-Term Government Fund                                   March 13, 2000
>>Ginnie Mae Fund (formerly GNMA Fund)                         March 13, 2000
>>Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted    March 13, 2000
  Treasury Fund)
>>Capital Preservation Fund                                    March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                                      March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                      March 13, 2000
>>Diversified Bond Fund                                        August 1, 2001
>>Premium Money Market Fund                                    August 1, 2001
>>High-Yield Fund                                              July 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>Arizona Municipal Bond Fund (formerly Arizona                March 13, 2000
  Intermediate-Term Municipal Fund)
>>Florida Municipal Bond Fund (formerly Florida                March 13, 2000
  Intermediate-Term Municipal Fund)
>>Tax-Free Money Market Fund                                   March 13, 2000
>>Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)     March 13, 2000
>>High-Yield Municipal Fund                                    March 13, 2000

                                                                        page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                                March 13, 2000
>>Growth Fund                                                  March 13, 2000
>>Heritage Fund                                                March 13, 2000
>>Select Fund                                                  March 13, 2000
>>Ultra Fund                                                   March 13, 2000
>>Vista Fund                                                   March 13, 2000
>>Giftrust Fund                                                March 13, 2000
>>New Opportunities Fund                                       March 13, 2000
>>Capital Value Fund                                           March 13, 2000
>>Veedot Fund                                                  March 13, 2000
>>Veedot Large-Cap Fund                                        March 13, 2000
>>New Opportunities II Fund                                    May 1, 2001
>>Capital Growth Fund                                          February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                           May 1, 2004
>>Income & Growth Fund                                         May 1, 2004
>>Global Gold Fund                                             May 1, 2004
>>Utilities Fund                                               May 1, 2004
>>Small Company Fund                                           May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund                        March 13, 2000
>>Strategic Allocation: Conservative Fund                      March 13, 2000
>>Strategic Allocation: Moderate Fund                          March 13, 2000
>>Newton Fund                                                  August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                                             March 13, 2000
>>Target 2010 Fund                                             March 13, 2000
>>Target 2015 Fund                                             March 13, 2000
>>Target 2020 Fund                                             March 13, 2000
>>Target 2025 Fund                                             March 13, 2000
>>Target 2030 Fund                                             December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP Balanced Fund                                             March 13, 2000
>>VP Capital Appreciation Fund                                 March 13, 2000
>>VP International Fund                                        March 13, 2000
>>VP Income & Growth Fund                                      March 13, 2000
>>VP Value Fund                                                March 13, 2000
>>VP Equity Index Fund                                         December 1, 2000
>>VP Growth Fund                                               December 1, 2000
>>VP Ultra Fund                                                December 1, 2000
>>VP Vista Fund                                                December 1, 2000
>>VP Global Growth Fund                                        December 1, 2000
>>VP Large Company Value Fund                                  December 31, 2002
>>VP Mid Cap Value Fund                                        February 27, 2004

                                                                        page A-2

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>VP Inflation Protection Fund                                 December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                                        March 13, 2000
>>International Growth Fund                                    March 13, 2000
>>International Discovery Fund                                 March 13, 2000
>>Global Growth Fund                                           March 13, 2000
>>Life Sciences Fund                                           June 1, 2000
>>Technology Fund                                              June 1, 2000
>>International Opportunities Fund                             May 1, 2001
>>European Growth Fund                                         May 1, 2001

                                                                        page A-3

                                   SCHEDULE B

                              INVESTOR CLASS FUNDS

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                         March 13, 2000
>>California Tax-Free Money Market Fund                        March 13, 2000
>>California Limited-Term Tax-Free Fund                        March 13, 2000
>>California Intermediate-Term Tax-Free Fund                   March 13, 2000
>>California Long-Term Tax-Free Fund                           March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                           March 13, 2000
>>Real Estate Fund                                             March 13, 2000
>>Value Fund                                                   March 13, 2000
>>Small Cap Value Fund                                         March 13, 2000
>>Equity Index Fund                                            March 13, 2000
>>Large Company Value Fund                                     March 13, 2000
>>Mid Cap Value Fund                                           February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Government Bond Fund (formerly Long-Term
  Treasury Fund)                                               March 13, 2000
>>Government Agency Money Market Fund                          March 13, 2000
>>Short-Term Government Fund                                   March 13, 2000
>>Ginnie Mae Fund (formerly GNMA Fund)                         March 13, 2000
>>Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted    March 13, 2000
  Treasury Fund)
>>Capital Preservation Fund                                    March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                                      March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                      March 13, 2000
>>Diversified Bond Fund                                        August 1, 2001
>>Premium Money Market Fund                                    August 1, 2001
>>High-Yield Fund                                              July 1, 2002

                                                                        page B-1

AMERICAN CENTURY MUNICIPAL TRUST
>>Arizona Municipal Bond Fund (formerly Arizona                March 13, 2000
  Intermediate-Term Municipal Fund)
>>Florida Municipal Bond Fund (formerly Florida                March 13, 2000
  Intermediate-Term Municipal Fund)
>>Tax-Free Money Market Fund                                   March 13, 2000
>>Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)     March 13, 2000
>>High-Yield Municipal Fund                                    March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                                March 13, 2000
>>Growth Fund                                                  March 13, 2000
>>Heritage Fund                                                March 13, 2000
>>Select Fund                                                  March 13, 2000
>>Ultra Fund                                                   March 13, 2000
>>Vista Fund                                                   March 13, 2000
>>Giftrust                                                     March 13, 2000
>>New Opportunities Fund                                       March 13, 2000
>>Capital Value Fund                                           March 13, 2000
>>Veedot Fund                                                  March 13, 2000
>>Veedot Large-Cap Fund                                        March 13, 2000
>>New Opportunities II Fund                                    May 1, 2001
>>Capital Growth Fund                                          February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                           May 1, 2004
>>Income & Growth Fund                                         May 1, 2004
>>Global Gold Fund                                             May 1, 2004
>>Utilities Fund                                               May 1, 2004
>>Small Company Fund                                           May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund                        March 13, 2000
>>Strategic Allocation: Conservative Fund                      March 13, 2000
>>Strategic Allocation: Moderate Fund                          March 13, 2000
>>Newton Fund                                                  August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                                             March 13, 2000
>>Target 2010 Fund                                             March 13, 2000
>>Target 2015 Fund                                             March 13, 2000
>>Target 2020 Fund                                             March 13, 2000
>>Target 2025 Fund                                             March 13, 2000
>>Target 2030 Fund                                             December 18, 2000

                                                                        page B-2

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP Balanced Fund                                             March 13, 2000
>>VP Capital Appreciation Fund                                 March 13, 2000
>>VP International Fund                                        March 13, 2000
>>VP Income & Growth Fund                                      March 13, 2000
>>VP Value Fund                                                March 13, 2000
>>VP Equity Index Fund                                         December 1, 2000
>>VP Growth Fund                                               December 1, 2000
>>VP Ultra Fund                                                December 1, 2000
>>VP Vista Fund                                                December 1, 2000
>>VP Global Growth Fund                                        December 1, 2000
>>VP Large Company Value Fund                                  December 31, 2002
>>VP Mid Cap Value Fund                                        February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>VP Inflation Protection Fund                                 December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                                        March 13, 2000
>>International Growth Fund                                    March 13, 2000
>>International Discovery Fund                                 March 13, 2000
>>Global Growth Fund                                           March 13, 2000
>>Life Sciences                                                June 1, 2000
>>Technology Fund                                              June 1, 2000
>>International Opportunities Fund                             May 1, 2001
>>European Growth Fund                                         May 1, 2001

                                                                        page B-3

                                   SCHEDULE C

                            INSTITUTIONAL CLASS FUNDS

Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                           March 13, 2000
>>Real Estate Fund                                             March 13, 2000
>>Value Fund                                                   March 13, 2000
>>Small Cap Value Fund                                         March 13, 2000
>>Equity Index Fund                                            March 13, 2000
>>Large Company Value Fund                                     March 13, 2000
>>Mid Cap Value Fund                                           August 1, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                                March 13, 2000
>>Growth Fund                                                  March 13, 2000
>>Heritage Fund                                                March 13, 2000
>>Select Fund                                                  March 13, 2000
>>Ultra Fund                                                   March 13, 2000
>>Vista Fund                                                   March 13, 2000
>>Capital Value Fund                                           March 13, 2000
>>Veedot Fund                                                  March 13, 2000
>>Veedot Large-Cap Fund                                        March 13, 2000
>>New Opportunities II Fund                                    May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                           May 1, 2004
>>Income & Growth Fund                                         May 1, 2004
>>Small Company Fund                                           May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund                        June 1, 2000
>>Strategic Allocation: Conservative Fund                      June 1, 2000
>>Strategic Allocation: Moderate Fund                          June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                                        March 13, 2000
>>International Growth Fund                                    March 13, 2000
>>International Discovery Fund                                 March 13, 2000
>>Global Growth Fund                                           March 13, 2000
>>Life Sciences Fund                                           June 1, 2000
>>Technology Fund                                              June 1, 2000
>>International Opportunities Fund                             May 1, 2001
>>European Growth Fund                                         May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>Diversified Bond Fund                                        August 1, 2001
>>High-Yield Fund                                              August 1, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Inflation-Adjusted Bond Fund                                 March 1, 2002

                                                                        page C-1

AMERICAN CENTURY MUNICIPAL TRUST
>>Tax-Free Bond Fund                                           December 31, 2002

 AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                                      August 1, 2004

                                                                        page C-2

                                   SCHEDULE D

                               ADVISOR CLASS FUNDS

Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                           March 13, 2000
>>Value Fund                                                   March 13, 2000
>>Real Estate Fund                                             March 13, 2000
>>Small Cap Value Fund                                         March 13, 2000
>>Large Company Value Fund                                     March 13, 2000
>>Mid Cap Value Fund                                           August 1, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Government Bond Fund (formerly Long-Term Treasury Fund)      March 13, 2000
>>Government Agency Money Market Fund                          March 13, 2000
>>Short-Term Government Fund                                   March 13, 2000
>>Ginnie Mae Fund (formerly GNMA Fund)                         March 13, 2000
>>Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted    March 13, 2000
  Treasury Fund)

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                                      March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                                March 13, 2000
>>Growth Fund                                                  March 13, 2000
>>Heritage Fund                                                March 13, 2000
>>Select Fund                                                  March 13, 2000
>>Ultra Fund                                                   March 13, 2000
>>Vista Fund                                                   March 13, 2000
>>Capital Value Fund                                           March 13, 2000
>>Veedot Fund                                                  March 13, 2000
>>Veedot Large-Cap Fund                                        March 13, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                           May 1, 2004
>>Income & Growth Fund                                         May 1, 2004
>>Global Gold Fund                                             May 1, 2004
>>Utilities Fund                                               May 1, 2004
>>Small Company Fund                                           May 1, 2004

                                                                        page D-1

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund                        March 13, 2000
>>Strategic Allocation: Conservative Fund                      March 13, 2000
>>Strategic Allocation: Moderate Fund                          March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                                             March 13, 2000
>>Target 2010 Fund                                             March 13, 2000
>>Target 2015 Fund                                             March 13, 2000
>>Target 2020 Fund                                             March 13, 2000
>>Target 2025 Fund                                             March 13, 2000
>>Target 2030 Fund                                             December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                                        March 13, 2000
>>International Growth Fund                                    March 13, 2000
>>International Discovery Fund                                 March 13, 2000
>>Global Growth Fund                                           March 13, 2000
>>Life Sciences Fund                                           June 1, 2000
>>Technology Fund                                              June 1, 2000
>>European Growth Fund                                         May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                      March 13, 2000
>>Diversified Bond Fund                                        August 1, 2001
>>High-Yield Fund                                              July 1, 2002

                                                                        page D-2

                                   SCHEDULE E

                                  C CLASS FUNDS

Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                         May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                           May 1, 2001
>>Value Fund                                                   May 1, 2001
>>Small Cap Value Fund                                         May 1, 2001
>>Large Company Value Fund                                     May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Ginnie Mae Fund (formerly GNMA Fund)                         May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                      May 1, 2001
>>High-Yield Fund                                              July 1, 2002
>>Diversified Bond Fund                                        September 3, 2002
AMERICAN CENTURY MUNICIPAL TRUST
>>High-Yield Municipal Fund                                    May 1, 2001
>>Arizona Municipal Bond Fund                                  February 27, 2004
>>Florida Municipal Bond Fund                                  February 27, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Growth Fund                                                  May 1, 2001
>>Ultra Fund                                                   May 1, 2001
>>Vista Fund                                                   May 1, 2001
>>Heritage Fund                                                May 1, 2001
>>Capital Growth Fund                                          February 27, 2004
>>New Opportunities II Fund                                    September 3, 2002
>>Select Fund                                                  September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                           May 1, 2004
>>Income & Growth Fund                                         May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation:  Aggressive Fund                       May 1, 2001
>>Strategic Allocation:  Moderate Fund                         May 1, 2001
>>Strategic Allocation:  Conservative Fund                     September 30, 2004

AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2030 Fund                                             May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                    May 1, 2001
>>Global Growth Fund                                           May 1, 2001
>>Life Sciences                                                May 1, 2001
>>Technology Fund                                              May 1, 2001
>>Emerging Markets Fund                                        May 1, 2001
>>European Growth Fund                                         May 1, 2001

                                                                        page E-1

                                   SCHEDULE F

                                  CLASS I FUNDS

Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP Balanced Fund                                             March 13, 2000
>>VP Capital Appreciation Fund                                 March 13, 2000
>>VP International Fund                                        March 13, 2000
>>VP Income & Growth Fund                                      March 13, 2000
>>VP Value Fund                                                March 13, 2000
>>VP Equity Index Fund                                         December 1, 2000
>>VP Growth Fund                                               December 1, 2000
>>VP Ultra Fund                                                December 1, 2000
>>VP Vista Fund                                                December 1, 2000
>>VP Global Growth Fund                                        December 1, 2000
>>VP Mid Cap Value Fund                                        February 27, 2004

                                                                        page F-1

                                   SCHEDULE G

                                 CLASS II FUNDS

Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP International Fund                                        May 24, 2001
>>VP Income & Growth Fund                                      May 24, 2001
>>VP Value Fund                                                May 24, 2001
>>VP Ultra Fund                                                May 24, 2001
>>VP Large Company Value Fund                                  December 31, 2002
>>VP Mid Cap Value Fund                                        February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>VP Inflation Protection Fund                                 December 31, 2002

                                                                        page G-1

                                   SCHEDULE H

                                 CLASS III FUNDS

Fund                                                           Date of Agreement
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP International Fund                                        March 6, 2002
>>VP Income & Growth Fund                                      March 6, 2002
>>VP Value Fund                                                March 6, 2002
>>VP Ultra Fund                                                March 6, 2002

                                                                        page H-1

                                   SCHEDULE I

                                  CLASS A FUNDS

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Select Fund                                                 September 3, 2002
>>New Opportunities II Fund                                   September 3, 2002
>>Capital Growth Fund                                         February 27, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Value Fund                                                  September 3, 2002
>>Large Company Value Fund                                    September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                   September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                     September 3, 2002
>>Diversified Bond Fund                                       September 3, 2002
>>High-Yield Fund                                             September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                        September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>High-Yield Municipal Fund                                   September 3, 2002
>>Arizona Municipal Bond Fund                                 February 27, 2004
>>Florida Municipal Bond Fund                                 February 27, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation:  Aggressive Fund                      September 30, 2004
>>Strategic Allocation:  Moderate Fund                        September 30, 2004
>>Strategic Allocation:  Conservative Fund                    September 30, 2004

                                                                        page I-1

                                   SCHEDULE J

                                  CLASS B FUNDS

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Select Fund                                                 September 3, 2002
>>New Opportunities II Fund                                   September 3, 2002
>>Capital Growth Fund                                         February 24, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Value Fund                                                  September 3, 2002
>>Large Company Value Fund                                    September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                   September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                     September 3, 2002
>>Diversified Bond Fund                                       September 3, 2002
>>High-Yield Fund                                             September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                        September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>High-Yield Municipal Fund                                   September 3, 2002
>>Arizona Municipal Bond Fund                                 February 27, 2004
>>Florida Municipal Bond Fund                                 February 27, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation:  Aggressive Fund                      September 30, 2004
>>Strategic Allocation:  Moderate Fund                        September 30, 2004
>>Strategic Allocation:  Conservative Fund                    September 30, 2004

                                                                        page J-1

                                   SCHEDULE K

                                CLASS C II FUNDS

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Select Fund                                                 September 3, 2002
>>New Opportunities II Fund                                   September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Value Fund                                                  September 3, 2002
>>Large Company Value Fund                                    September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                   September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                     September 3, 2002
>>Diversified Bond Fund                                       September 3, 2002
>>High-Yield Fund                                             September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                        September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>High-Yield Municipal Fund                                   September 3, 2002

                                                                        page K-1

                                   SCHEDULE L

                                  R CLASS FUNDS

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Growth Fund                                                 August 29, 2003
>>Ultra Fund                                                  August 29, 2003

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                          August 29, 2003
>>Large Company Value Fund                                    August 29, 2003

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                   August 29, 2003

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Income & Growth Fund                                        May 1, 2004
>>Small Company Fund                                          May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Moderate Fund                         August 29, 2003

                                                                        page L-1

                                   SCHEDULE M

                                 CLASS IV FUNDS

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP International Fund                                       February 27, 2004

                                                                        page M-1